D A T A A S O F J U N E 3 0 , 2 0 1 7 U N L E S S O T H E R W I S E N O T E D 2017 SECOND QUARTER RESULTS

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. Management’s “2017 Outlook” contained herein is comprised of forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, which have been filed with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

SECOND QUARTER HIGHLIGHTS Diluted Earnings Per Share: $0.26 in 2Q17, 4.0% increase from 1Q17 and 13.0% increase from 2Q16 Pre-Provision Net Revenue(1): $63.0 million, 1.8% increase from 1Q17 and 18.0% increase from 2Q16 Linked Quarter Loan and Core(2) Deposit Growth: 1.8% increase in average loans, and 2.0% increase in average core deposits Net Interest Income & Margin: Net interest income increased 2.9%, reflecting the impact of loan growth and a 3 basis point increase in net interest margin Non-Interest Income(3) & Non-Interest Expense: 11.8% increase in non-interest income and an 8.5% increase in non-interest expense Asset Quality: $1.9 million increase in provision for credit losses, reflective of loan growth. Year-over-Year Loan and Core(2) Deposit Growth: 8.3% increase in average loans and 7.6% increase in average core deposits Net Interest Income & Margin: 9.8% increase in net interest income, reflecting the impact of loan growth and a 9 basis point increase in net interest margin Non-Interest Income(3) & Non-Interest Expense: 10.6% increase in non-interest income and 9.1% increase in non-interest expense Asset Quality: $4.2 million increase in provision for credit losses, reflective of loan growth with stable to improving credit metrics. 3 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reason for using the measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. (2) Consists of non-interest bearing demand deposits, interest-bearing demand deposits, and savings and money market accounts. (3) Excluding securities gains.

INCOME STATEMENT SUMMARY – QUARTERLY

FULTON FINANCIAL CORPORATION

	2Q17	Change from 1Q17	Change from 2Q16
	(dollars in thousands, except per-share data)		
Net Interest Income	$ 141,563	$ 3,984	$ 12,647
Provision for Credit Losses	6,700	1,900	4,189
Non-Interest Income	50,935	5,368	4,874
Securities Gains	1,436	330	1,360
Non-Interest Expense	132,695	10,420	11,058
Income before Income Taxes	54,539	(2,638)	3,634
Income Taxes	9,072	(4,725)	(2,083)
Net Income	$ 45,467	$ 2,087	$ 5,717
Earnings Per Share (Diluted)	$ 0.26	$ 0.01	$ 0.03
ROA (1)	0.94%	0.02%	0.06%
ROE (2)	8.36%	0.14%	0.71%
ROE (tangible) (3)	11.06%	0.13%	0.80%
Efficiency ratio (3)	65.3%	1.1%	(2.3%)

- **Net Income of $45.5 million; a 4.8% increase from 1Q17 and a 14.4% increase from 2Q16. Earnings per share increased 4.0% from 1Q17 and 13.0% from 2Q16.**
- Net Interest Income
  - *From 1Q17*: Increase of 2.9%, reflecting the impact of loan growth and a 3 basis point increase in net interest margin (NIM), stemming from two Federal Funds rate increases
  - *From 2Q16*: Increase of 9.8%, driven by loan growth and the impact of a 9 basis point increase in NIM driven by three Federal Funds rate increases and long-term debt re-financings at lower rates
- Loan Loss Provision
  - $6.7 million provision in 2Q17; increase due largely to loan growth
- Non-Interest Income
  - *From 1Q17*: Increase of 11.8% driven primarily by mortgage banking income, merchant fee income, commercial loan interest rate swap fees and Small Business Administration (SBA) loan sale gains. Mortgage banking income was increased in 2Q17 by reversal of mortgage servicing rights (MSR) valuation allowance. Excluding this, non-interest income growth was 8.9%.
  - *From 2Q16*: Increase of 10.6% driven primarily by mortgage banking income, commercial loan interest rate swap fees, investment management and trust services income and SBA loan sale gains
- Non-Interest Expenses
  - *From 1Q17*: Increase of 8.5% due to lower 1Q17 incentive compensation expense, higher salaries due to April merit increases and headcount growth, increased amortization of tax credit investments and higher other outside services and other expenses
  - *From 2Q16:* Increase of 9.1% due to higher salaries expense, amortization of tax credit investments and increased other outside services, slightly offset by a decrease in data processing
- Income Taxes
  - Lower effective tax rate mainly due to reclassification of tax credit investments to non-interest expense and excess tax benefits on stock awards in 2Q17

(1) ROA is return on average assets determined by dividing net income for the period indicated by average assets, annualized.
(2) ROE is return on average shareholders' equity determined by dividing net income for the period indicated by average shareholders' equity, annualized.
(3) Non-GAAP based financial measure. Please refer to the calculation and management's reasons for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation.

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INCOME STATEMENT SUMMARY – YEAR TO DATE Net Income of $88.8 million; 13.9% increase from 2016. Earnings per share increased 13.3% from the prior year. Net Interest Income  8.2% increase, reflecting the impact of loan growth and a 6 basis point higher NIM which reflects the impact of 3 Federal Funds rate increases, higher non-accrual interest income in 2017 and lower long-term borrowing costs  Loan Loss Provision $11.5 million provision in 2017, attributed to loan growth and stable credit metrics Non-Interest Income  Increase of 9.3% driven primarily by commercial loan swap fees, mortgage banking income, investment management and trust fees and SBA loan sale gains. Non-Interest Expenses  Increase of 5.3%, driven by amortization of tax credit investments, higher salaries expense, sales tax audit accruals and higher other outside services, slightly offset by expenses related to lower data processing, software and FDIC insurance. 5 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized. (2) ROE is return on average shareholders’ equity determined by dividing net income for the period indicated by average shareholders’ equity, annualized. (3) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. YTD June 2017 2016 Change Net Interest Income 279,142$ 257,970$ 21,172$ Provision for Credit Losses 11,500 4,041 7,459 Non-Interest Income 96,502 88,251 8,251 Securities Gains 2,542 1,023 1,519 Non-Interest Expense 254,970 242,050 12,920 Income before Income Taxes 111,716 101,153$ 10,563 Income Taxes 22,869 23,146 (277) Net Income 88,847$ 78,007$ 10,840$ Earnings Per Share (Diluted) 0.51$ 0.45$ 0.06$ ROA (1) 0.93% 0.87% 0.06% ROE (2) 8.29% 7.56% 0.73% ROE (tangible) (3) 11.00% 10.17% 0.83% Efficiency ratio (3) 64.8% 68.0% (3.2%) (dollars in thousands, except per-share data)

NET INTEREST INCOME AND MARGIN Net Interest Income & Net Interest Margin ~ $730 million ~ $610 million $128.9 $130.6 $132.2 $137.6 $141.6 3.20% 3.14% 3.15% 3.26% 3.29% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 2Q16 3Q16 4Q16 1Q17 2Q17 Net Interest Income Net Interest Margin (Fully-taxable equivalent basis, or FTE) Average Interest-Earning Assets & Yields Average Liabilities & Rates $2.8 $3.0 $2.9 $2.9 $2.9 $14.0 $14.2 $14.5 $14.9 $15.1 3.69% 3.63% 3.62% 3.74% 3.78% 0.00% 2.00% 4.00% $- $5.0 $10.0 $15.0 $20.0 2Q16 3Q16 4Q16 1Q17 2Q17 Securities & Other Loans Earning Asset Yield (FTE) $14.4 $14.7 $15.0 $14.9 $15.1 $1.4 $1.4 $1.3 $1.7 $1.7 0.70% 0.70% 0.70% 0.69% 0.72% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $- $5.0 $10.0 $15.0 $20.0 2Q16 3Q16 4Q16 1Q17 2Q17 Deposits Borrowings Cost of Interest-bearing Liabilities ($ IN MILLIONS) ($ IN BILLIONS) ($ IN BILLIONS) 6

ASSET QUALITY ($ IN MILLIONS) 7 Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans 129.26% 119.59% 130.15% 131.26% 128.92% 1.17% 1.15% 1.17% 1.15% 1.14% 0.00% 1.00% 2.00% 3.00% 0.0% 25.0% 50.0% 75.0% 100.0% 125.0% 150.0% 2Q16 3Q16 4Q16 1Q17 2Q17 Allowance/NPLs Allowance/Loans Net Charge-offs (NCOs) and NCOs to Average Loans Allowance for Credit Losses (Allowance) to NPLs & Loans $3.5 $4.1 $(1.2) $3.5 $4.3 0.10% 0 11% -0.03% 0.09% 0.11% -0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% $(2.0) $- $2.0 $4.0 $6.0 2Q16 3Q16 4Q16 1Q17 2Q17 NCOs NCOs/Average Loans (annualized) $2.5 $4.1 $5.0 $4.8 $6.7 $- $1.0 $2.0 $3.0 $4. $5.0 $6.0 $7.0 2Q16 3Q16 4Q16 1Q17 2Q17 $127.7 $138.1 $131.6 $131.5 $135.7 0.90% 0.96% 0.90% 0.88% 0.88% 0.00% 0.50% 1.00 1.50% 2.00% $0.0 $40.0 $80.0 $120.0 $160.0 2Q16 3Q16 4Q16 1Q17 2Q17 NPL NPLs/Loans

NON-INTEREST INCOME – QUARTER COMPARISON ($ IN MILLIONS) Non-Interest Income, Excluding Securities Gains ~ $730 million ~ $610 million $46.1 $48.1 $51.2 $45.6 $50.9 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 2Q16 3Q16 4Q16 1Q17 2Q17 Mortgage Banking Income & Spreads Other Non-Interest Income 1.71% 1.73% 1.94% 1.62% 1.44% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $(1.0) $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 2Q16(2) 3Q16(2) 4Q16(2) 1Q17 2Q17(2) Gains on Sales Servicing Income Spread on Sales (1) $3.9 $4.5 $7.0 $4.6 $6.1 $- $10.0 $20.0 $30.0 $40.0 $50.0 2Q16 3Q16 4Q16 1Q17 2Q17 Invt Mgmt & Trust Srvs Deposit Srv Chgs Oth Srv Chgs Other $42.2 $43.6 $44.2 $41.0 $44.8 (1) Represents Gains on Sales divided by total new commitments to originate residential mortgage loans for customers. (2) Servicing income includes $1.7 and $1.3 million Mortgage Servicing Rights (MSR) impairment charges in 2Q16 and 3Q16, respectively, and $1.7 million and $1.3 million recoveries in 4Q16 and 2Q17, respectively. 8

NON-INTEREST EXPENSES – QUARTER COMPARISON ($ IN MILLIONS) Non-Interest Expense & Efficiency Ratio (1) ~ $730 million ~ $610 million $121.6 $119.8 $127.6 $122.3 $132.7 67.6% 65.2% 67.6% 64.2% 65.3% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 2Q16 3Q16 4Q16 1Q17 2Q17 Salaries and Employee Benefits & Staffing Other Non-Interest Expenses 3,480 3,550 - 2,000 4,000 6,000 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 2Q16 3Q16 4Q16 1Q17 2Q17 Total Salaries Employee Benefits Average Full-time Equivalent Employees $70.0 $70.7 $73.3 $69.2 $74.5 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 2Q16 3Q16 4Q16 1Q17 2Q17 Occp & Equip Data Processing & Software Outside Srvs Other $51.6 $49.1 $54.4 $53.0 $58.2 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non- GAAP Reconciliation” at the end of this presentation. 9

PROFITABILITY & CAPITAL 10 ROA(1) ROE and ROE (tangible)(2) Tangible Common Equity Ratio(2) Diluted Earnings Per Common Share 7.65% 7.78% 7.86% 8.22% 8.36% 10.26% 10.38% 10.47% 10.93% 11.06% 0.00% 4.00% 8.00% 12.00% 2Q16 3Q16 4Q16 1Q17 2Q17 ROE ROE (tangible) 0.88% 0.89% 0.89% 0.92% 0.94% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2Q16 3Q16 4Q16 1Q17 2Q17 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized. (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 8.8% 8.8% 8.6% 8.7% 8.7% 0.0% 4. 8. 12.0 2Q16 3Q16 4Q16 1Q17 2Q17 $0.23 $0.24 $0.24 $0.25 $0.26 $- $0.05 $0.10 $ .15 $0.20 $0.25 $0.30 2Q16 3Q16 4Q16 1Q17 2Q17

2017 OUTLOOK The following outlook remains unchanged from prior quarter: • Loans & Deposits: Annual average growth rate in the mid- to high-single digits • Asset Quality: Provision driven primarily by loan growth • Non-Interest Income (Excluding Securities Gains): Mid- to high-single digit growth rate • Non-Interest Expense: Low- to mid-single digit growth rate • Capital: Focus on utilizing capital to support growth and provide appropriate returns to our shareholders • Net Interest Margin: Modest improvement in Q2 (2 to 7 basis points); quarterly improvement of 3 to 9 basis points during Q3 and Q4, with variability within that range based on further changes in the federal funds rate and competitive pressure on deposit pricing. 11

NON-GAAP RECONCILIATION

FULTON FINANCIAL CORPORATION

***Note**: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Six Months Ended		Three Months Ended				
	Jun 30 2016	Jun 30 2017	Jun 30 2016	Sep 30 2016	Dec 31 2016	Mar 31 2017	Jun 30 2017
				(dollars in thousands)			
Efficiency ratio							
Non-interest expense - Numerator	$ 242,050	$ 254,970	$ 121,637	$ 119,848	$ 127,621	$ 122,275	$ 132,695
Less: Amortization of tax credit investments	-	(4,149)	-	-	-	(998)	(3,151)
Numerator	$ 242,050	$ 250,821	$ 121,637	$ 119,848	$ 127,621	$ 121,277	$ 129,544
Net interest income (fully taxable-equivalent)	$ 267,916	$ 290,593	$ 133,890	$ 135,784	$ 137,571	$ 143,243	$ 147,349
Plus: Total Non-interest income	89,274	99,044	46,137	48,149	52,755	46,673	52,371
Less: Investment securities gains	(1,023)	(2,542)	(76)	(2)	(1,525)	(1,106)	(1,436)
Denominator	$ 356,167	$ 387,095	$ 179,951	$ 183,931	$ 188,801	$ 188,810	$ 198,284
Efficiency ratio (1)	68.0%	64.8%	67.6%	65.2%	67.6%	64.2%	65.3%

	Six Months Ended		Three Months Ended				
	Jun 30 2016	Jun 30 2017	Jun 30 2016	Sep 30 2016	Dec 31 2016	Mar 31 2017	Jun 30 2017
				(dollars in thousands)			
Return on Average Shareholders' Equity (ROE) (Tangible)							
Net income - Numerator	$ 78,007	$ 88,847	$ 39,750	$ 41,468	$ 42,150	$ 43,380	$ 45,467
Average shareholders' equity	$ 2,074,357	$ 2,160,980	$ 2,089,915	$ 2,120,596	$ 2,132,655	$ 2,140,547	$ 2,181,189
Less: Average goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Average tangible shareholders' equity (denominator)	$ 1,542,801	$ 1,629,424	$ 1,558,359	$ 1,589,040	$ 1,601,099	$ 1,608,991	$ 1,649,633
Return on average shareholders' equity (tangible), annualized	10.17%	11.00%	10.26%	10.38%	10.47%	10.93%	11.06%

(1) Amortization expense for tax credit investments that are considered to be affordable housing projects under applicable accounting guidance is included in income taxes. Amortization expense for other tax credit investments that are not considered to be affordable housing projects is included in non-interest expense. If amortization expense for all tax credit investments were recorded in income taxes, the effective tax rate for the quarter ended June 30, 2017 would have been 21.2% vs 16.6%.

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NON-GAAP RECONCILIATION (CON’T) 13 Jun 30 Sep 30 Dec 31 Mar 31 Jun 30 2016 2016 2016 2017 2017 Tangible Common Equity to Tangible Assets (TCE Ratio) Shareholders' equity 2,106,997$ 2,129,436$ 2,121,115$ 2,154,683$ 2,191,770$ Less: Intangible assets (531,556) (531,556) (531,556) (531,556) (531,556) Tangible shareholders' equity (numerator) 1,575,441$ 1,597,880$ 1,589,559$ 1,623,127$ 1,660,214$ Total assets 18,480,035$ 18,701,062$ 18,944,247$ 19,178,576$ 19,647,351$ Less: Intangible assets (531,556) (531,556) (531,556) (531,556) (531,556) Total tangible assets (denominator) 17,948,479$ 18,169,506$ 18,412,691$ 18,647,020$ 19,115,795$ Tangible Common Equity to Tangible Assets 8.8% 8.8% 8.6% 8.7% 8.7% Jun 30 Sep 30 Dec 31 Mar 31 Jun 30 2016 2016 2016 2017 2017 Pre-Provision Net Revenue Net interest income 128,916$ 130,565$ 132,237$ 137,579$ 141,563$ Non-interest income 46,137 48,149 52,755 46,673 52,371 Less: Investment securities gains (76) (2) (1,525) (1,106) (1,436) Total Revenue 174,977 178,712 183,467 183,146 192,498 Total Non-interest expense 121,637$ 119,848$ 127,621$ 122,275$ 132,695$ Less: Amortization of tax credit investments - - - (998) (3,151) 121,637 119,848 127,621 121,277 129,544 Pre-Provision Net Revenue 53,340$ 58,864$ 55,846$ 61,869$ 62,954$ Three Months Ended (dollars in thousands) (in thousands)

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